                                                                   EXHIBIT 99.14

ANRC AUTO OWNER TRUST 99A

                         STATEMENT TO CERTIFICATEHOLDERS
                                December 15 2000

    DISTRIBUTION IN DOLLARS
                   ORIGINAL              PRIOR                                                                        CURRENT
                     FACE              PRINCIPAL                                                                     PRINCIPAL
CLASS                VALUE              BALANCE            PRINCIPAL          INTEREST             TOTAL              BALANCE
A-1             125,000,000.00                 0.00               0.00               0.00                0.00                 0.00
A-2             314,000,000.00       136,511,611.25      19,986,383.15         743,988.28       20,730,371.43       116,525,228.10
A-3             196,000,000.00       196,000,000.00               0.00       1,102,500.00        1,102,500.00       196,000,000.00
A-4             151,800,000.00       151,800,000.00               0.00         877,910.00          877,910.00       151,800,000.00
TOTALS          786,800,000.00       484,311,611.25      19,986,383.15       2,724,398.28       22,710,781.43       464,325,228.10

   FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                PASS-THROUGH RATES
                PRIOR                                                                CURRENT                              CURRENT
               PRINCIPAL                                                            PRINCIPAL                CLASS       PASS THRU
CLASS           FACTOR            PRINCIPAL         INTEREST          TOTAL          FACTOR                                 RATE
A-1             0.00000000       0.00000000        0.00000000       0.00000000       0.00000000              A-1         6.166200 %
A-2           434.75035430      63.65090175        2.36938943      66.02029118     371.09945255              A-2         6.540000 %
A-3         1,000.00000000       0.00000000        5.62500000       5.62500000   1,000.00000000              A-3         6.750000 %
A-4         1,000.00000000       0.00000000        5.78333333       5.78333333   1,000.00000000              A-4        41.720000 %
TOTALS                         615.54602345       25.40211382       3.46263127      28.86474508   590.14390963

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

Jennifer  Richardson
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-7148
Email: jennifer.richardson@chase.com

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

ANRC AUTO OWNER TRUST 99A

                                December 15 2000

                                  (C)COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 12TH day of December, 2000


                                             /s/ Kelley Gurvis
                                             -----------------------------------
                                             Name:  Kelley Gurvis
                                             Title: Authorized Signatory